                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ H. Jesse Arnelle
                                   --------------------------------------
                                   H. Jesse Arnelle, Director
                                   Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ Steve A. Garban
                                   --------------------------------------
                                   Steve A. Garban, Director
                                   Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ Nancy Hawthorne
                                   --------------------------------------
                                   Nancy Hawthorne, Director
                                   Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ John T. Ludes
                                   --------------------------------------
                                   John T. Ludes, Director
                                   Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ Michael S. Scott Morton
                                   --------------------------------------
                                   Michael S. Scott Morton, Director
                                   Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ Linda B. Strumpf
                                   --------------------------------------
                                   Linda B. Strumpf, Director
                                   Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

   I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Hugh C. McHaffie, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Managed Allocation Series:
Conservative Portfolio, Managed Allocation Series: Moderate-Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio, each a series of The Travelers Series Trust (the "Trust"), to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio, each a series of the Fund, respectively, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

   Witness my hand on the 29th of December, 2005.

                                   /s/ Arthur G. Typermass
                                   --------------------------------------
                                   Arthur G. Typermass, Director
                                   Metropolitan Series Fund, Inc.